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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JULY 1, 2005


                              MORGAN BEAUMONT, INC.
                              ---------------------
               (Exact name of Registrant as specified in charter)


             NEVADA                      000-33389              65-1071956
             ------                      ---------              ----------
(State or other jurisdiction of                                (IRS Employer
         incorporation)           (Commission File Number)   Identification No.)

                 6015 31ST STREET EAST, BRADENTON, FLORIDA 34203
                 -----------------------------------------------
                    (Address of principal executive offices)


        Registrant's Telephone Number, Including Area Code: 941-753-2875
                                                            ------------


ITEM 8 OTHER EVENTS.

(a) Distribution Agreement with CGS Financial Technologies
    ------------------------------------------------------

Morgan Beaumont, Inc. (the "Company") entered into that certain Strategic Partnership with CGS Financial Technologies ("CGS") in which CGS will distribute the Company's card products through its retail channels. A copy of this agreement is attached hereto as Exhibit 8.1.1.


(b) Cancellation of Acquisition of Financial Services International, Inc.
    ---------------------------------------------------------------------

After completing substantial due diligence, the Company's board of directors has elected not to proceed with the acquisition of Financial Services International.

(c) Resignation of Rod Braido
    -------------------------

Rod Braido resigned as Vice President of the Company effective July 1, 2005.

(d) Press Release
    -------------

On June 30, 2005, the Company issued a press release announcing the strategic partnership with CGS. A specimen of this press release is attached hereto as
Exhibit 8.2.1.

ITEM 9 EXHIBITS.

Exhibits include herein are set forth in the Exhibit Index.


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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MORGAN BEAUMONT, INC.


/s/ Clifford Wildes
---------------------------------
By: Clifford Wildes


CEO, Treasurer and Director



Dated: July 7, 2005


ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K.




      EXHIBIT NUMBER                DESCRIPTION OF EXHIBIT

          8.1.1.           Strategic Partnership Agreement with CGS
          8.2.1.           Press Release issued on June 30, 2005


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